[LOGO]

ROULSTON FUNDS
Charting a Course You Can Trust (SM)


ANNUAL REPORT TO SHAREHOLDERS

- ROULSTON EMERGING GROWTH FUND

- ROULSTON INTERNATIONAL EQUITY FUND

- ROULSTON GROWTH FUND

- ROULSTON GROWTH AND INCOME FUND

- ROULSTON GOVERNMENT SECURITIES FUND

          October 31, 1999


Advised by
Roulston & Company, Inc.

ROULSTON  FUNDS                                ANNUAL REPORT TO SHAREHOLDERS

                                                               December 17, 1999

Dear Shareholder:


Enclosed is the Roulston Funds' annual financial report for the fiscal year ended October 31, 1999. This year, the Roulston Funds introduced some exciting enhancements to the funds including the addition of two new funds to our fund family. This Annual Report reflects the addition of these two new funds, the Roulston Emerging Growth Fund and the Roulston International Equity Fund. These enhancements and others made over the past months reflect our commitment to shareholders that the Roulston Funds are positioned to provide you investment diversity and balance in your investment options, now and well into the future.


From an economic standpoint, the longest economic expansion in U.S. history continues forward seemingly unabated. Economic growth remains in excess of 3% and everyone is concerned about the possibility of higher interest rates. Although the Fed has raised interest rates three times this year, those moves have been perceived as a reversal of the previous three easings associated with the 1998 emerging markets crisis rather than reactions to current economic fundamentals. Economic developments that are cause for concern include: substantial increases in commodity prices, especially oil, and a decline in the U.S. dollar, particularly against the Japanese yen. Both developments could be inflationary and suggest that further interest rate increases could happen next year.


The economic recoveries that began in Europe and Asia this year have continued to grow in strength. Japan has been the biggest surprise so far. After almost 10 years of economic stagnation, the Japanese have finally begun to undertake the structural changes required to foster long-term growth in their economy. If the Japanese remain on their current economic course into 2000, the accompanying strength in the yen could repatriate some much needed capital into their equity markets. Europe appears to be following a similar course. The French now expect their GDP growth to be 2.9% for 2000, which would be the highest growth rate that France has experienced since 1990.


The volatility that we have experienced recently in the equity markets can be expected to continue next year. The transition from the Industrial Age to the Information Age, or the so-called New Economy, will not always be smooth. Next year may present more of a challenge for the United States because foreign competitors have begun to learn how to imitate our success.

Our goal is simple: long-term performance for our shareholders.

/s/ Scott D. Roulston
Scott D. Roulston
President

     /s/ Howard W. Harpster
     Howard W. Harpster
     Chief Investment Officer

ROULSTON  FUNDS                                 INVESTMENT ADVISER'S REPORT

ROULSTON EMERGING GROWTH FUND


The graph below compares the increase in value of a $10,000 investment in Roulston Emerging Growth Fund with the performance of the Russell 2000 Growth and the Lipper Small Cap Growth Indices.


                AGGREGATE TOTAL RETURN*

           Since Inception.............93.30%
                 Fund Inception: 7/1/99

                                                ROULSTON EMERGING GROWTH                                 LIPPER SMALL CAP GROWTH
                                                          FUND              RUSSELL 2000 GROWTH INDEX             INDEX
                                                ------------------------    -------------------------    -----------------------
7/01/99                                                   10000                        10000                      10000
7/99                                                      12850                         9691                      10000
8/99                                                      15400                      9328.57                      10000
9/99                                                      16320                         9509                      10181
10/99                                                     19330                         9752                      10745


    *Unlike our fund, the Russell 2000 Growth Index does not reflect fees and expenses and is an unmanaged indicator of financial performance, as such, it is not sold as an investment. Past Performance is no guarantee of future results. The principal value and return of a mutual fund investment fluctuates with changes in market conditions. Shares, when redeemed, may be worth more or less than the original cost.


The Roulston Emerging Growth Fund was established to invest in rapidly growing companies that have recently gone public. In almost all cases, the companies will have received venture capital financing during the early stages of their development.


The Fund's primary objective is capital appreciation and returns may be quite volatile because the companies and the markets they operate in tend to be growing and evolving at a very rapid pace. In addition, their competitors for these new markets may be bigger, better known companies that have far larger financial resources.


Investment decisions are driven by close observation and analysis of the current developments in the venture capital community. Our research shows that certain venture capital firms have the ability to develop significant companies that sometimes generate their greatest shareholder gains after they go public. Our objective is to identify these companies before they become widely known.

An excellent example of this investment process is Agile Software. The firm produces Web-based, manufacturing supply chain software and provides the consulting and training services associated with the implementation of their products. Their principal customers include Gateway, Lucent, Solectron, and Texas Instruments. Venture capital financing was provided by Mohr Davidow and Sequoia Capital. We purchased Agile shares at the initial offering price and followed up with additional purchases at higher post offering prices.


Another example of our recent purchases is Flycast Communications, the leading provider of Internet direct response advertising solutions. The company's flagship offering, the Flycast Network, reaches over 25 million people a month, or 41 percent of the web. Flycast's advertisers include e-commerce companies, direct response marketers and interactive agencies who are interested in generating site traffic and increasing web-based-sales. On September 30, 1999, CMGI announced that it had signed a definitive agreement to acquire Flycast in a stock-for-stock merger. Our interest in Flycast was triggered through the involvement of Charles River Ventures in the development of the company.



The Roulston Emerging Growth Fund has benefited from the strong demand for initial public offerings from telecommunications and Internet related technology companies. Based on past history, the recent surge of underwriting activity may not be sustainable long-term. Nevertheless, the Internet and the profound changes that it will have on the way business is conducted and the way we lead our lives is underway. The Emerging Growth Fund is well positioned to capitalize on this economic trend.

ROULSTON  FUNDS

ROULSTON INTERNATIONAL EQUITY FUND


The graph below compares the increase in value of a $10,000 investment in Roulston International Equity Fund with the performance of the MS CI EAFE + Canada IX and the Lipper International Indices.


                AGGREGATE TOTAL RETURN*

           Since Inception.............2.30%
                 Fund Inception: 7/1/99

                                                 ROULSTON INTERNATIONAL
                                                          FUND              RUSSELL 2000 GROWTH INDEX    MS CI EAFE + CANADA IX
                                                 ----------------------     -------------------------    ----------------------
7/01/99                                                   10000                       10000                        10000
7/99                                                       9760                       10276                        10223
8/99                                                       9620                       10294                        10303
9/99                                                       9730                       10393                        10337
10/99                                                     10230                       10786                      10697.5


    *Unlike our fund, the MS CI EAFE + Canada IX Index does not reflect fees and expenses and is an unmanaged indicator of financial performance, as such, it is not sold as an investment. Past Performance is no guarantee of future results. The principal value and return of a mutual fund investment fluctuates with changes in market conditions. Shares, when redeemed, may be worth more or less than the original cost.


The Roulston International Equity Fund was established to achieve long-term capital appreciation by investing in the equity securities of non-U.S. companies.


The Fund focuses primarily on companies headquartered in the developed markets such as Western Europe, Japan, Australia, Singapore, and Hong Kong. The Fund will frequently invest in common stocks that are represented by American Depositary Receipts or "ADRs". ADRs trade in U.S. dollars on national exchanges (such as the New York Stock Exchange) and in the over-the-counter markets (such as the NASDAQ).


Our investment strategy seeks companies that could be considered to be competitively dominant in their markets. Nokia is good example of this investment strategy. Nokia, headquartered in Helsinki, Finland, is one of the largest manufacturers of cellular phones in the world. The company is well positioned to take advantage of the explosive, global growth taking place in wireless telephony.

We also invest in the companies of industries that are consolidating. Rhone-Poulenc and Hoechst are examples of this strategy. Rhone-Poulenc and Hoechst are merging to form a new company called Aventis. Both companies have divested their noncore businesses to focus on their strengths in pharmaceuticals. Aventis should be a major competitor in life sciences and their combined research and development budget should enable them to fund a stronger new product pipeline.


Foreign equities have always represented an excellent diversification tool for long-term investors. The return potential over the next few years also could be attractive. International equities have underperformed US equities over the past 5 years due to the strong performance of the US economy relative to the rest of the world. So far in 1999, the trend appears to be reversing as the economic recoveries in Japan and Europe are having a positive impact on their equity markets, which are doing as well or better than the United States. Economic forecasts suggest that this positive investment scenario for international equities may continue in 2000.

                                                INVESTMENT ADVISER'S REPORT

ROULSTON GROWTH FUND


The graph below compares the increase in value of a $10,000 investment in Roulston Growth Fund with the performance of the Standard & Poor's 500 Stock, the Russell 1000 Growth, and the Lipper Multi-Cap Growth Indices.


           AVERAGE ANNUAL TOTAL RETURN*

            1 Year.............(9.18)%
            5 Years..............8.56%
            Since Inception.....10.24%
              Fund Inception: 7/1/93

                                          ROULSTON GROWTH      RUSSELL 1000 GROWTH      LIPPER MULTI-CAP      STANDARD & POOR'S
                                                FUND                  INDEX               GROWTH INDEX         500 STOCK INDEX
                                          ---------------      -------------------      ----------------      -----------------
7/31/93                                        10200                   9821                  10003                   9970
10/93                                          11090                  10430                  10855                  10480
1/94                                           11730                  10784                  11243                  10862
4/94                                           11847                  10124                  10478                  10241
7/94                                           11796                  10314                  10298                  10482
10/94                                          12298                  10994                  10911                  10880
1/95                                           12222                  11051                  10571                  10914
4/95                                           13327                  12110                  11588                  12019
7/95                                           14950                  13557                  13420                  13207
10/95                                          14532                  14207                  13728                  13750
1/96                                           14514                  15341                  14354                  15127
4/96                                           16584                  16053                  15525                  15641
7/96                                           15785                  15661                  14477                  15385
10/96                                          16897                  17339                  16056                  17054
1/97                                           18638                  19558                  17464                  19107
4/97                                           18404                  19595                  16616                  19563
7/97                                           22065                  23782                  20424                  23395
10/97                                          22135                  22623                  20188                  22528
1/98                                           22374                  24561                  20578                  24243
4/98                                           24286                  27842                  23648                  27592
7/98                                           22970                  28518                  23336                  27911
10/98                                          20425                  28198                  21533                  27475
1/99                                           20965                  35021                  27141                  32113
4/99                                           19292                  35227                  27850                  33611
7/99                                           18652                  35375                  28564                  33544
10/99                                          18550                  37855                  30099                  34527


    *Unlike our fund, the Standard & Poor's Stock and the Russell 1000 Growth Indices do not reflect fees and expenses and are unmanaged indicators of financial performance, as such, they are not sold as investments. Past Performance is no guarantee of future results. The principal value and return of a mutual fund investment fluctuates with changes in market conditions. Shares, when redeemed, may be worth more or less than the original cost. The Fund has selected the Russell 1000 Growth Index to replace the Standard & Poor's Stock Index as the fund's proper benchmark, because the Russell index is considered a widely used and more appropriate index for the fund.


The Roulston Growth Fund seeks capital appreciation by investing in companies typically experiencing an improvement in profitability or an acceleration in earnings growth relative to other companies. We buy the specific stocks if this improvement is not yet fully reflected in the stock price, which is determined by examining the P/E ratio compared to the market and the history of that relationship.


Before July 1, at least 65% of the Fund was invested in companies headquartered in the Great Lakes area. With the elimination of this restriction, change in the Fund's name and after an assessment of the market and economic variables, a number of portfolio changes were effected. For instance, investments in technology and in healthcare were increased and positions in industrial and financial companies were reduced or eliminated. Also, since some stocks were more volatile, the number of holdings was increased in an effort to reduce specific risk.



Currently, the Fund owns 51 securities. At this time, the average price-earnings ratio is slightly greater than that of the S&P 500 Index, but growth in earnings during the past quarter and projected for the next five years is more than twice that of the S&P. While the stocks of several very large companies were owned, the majority of the holdings are of mid-sized companies. Thus, any broadening of interest in the market beyond the 50 largest companies could enhance performance.


Two examples of recent purchases are Analog Devices and Corning. Analog Devices is a semi-conductor company which makes linear, mixed signal, and digital integrated circuits. Business currently has been especially robust because of the company's orientation towards communications-related products such as digital signal processors, which are important in wireless and central office/network access applications.

Corning manufactures a number of products, but is notable as the leading manufacturer of optical fiber and cable for the telecommunication industry. Key to the company's stock performance, in addition to the profitability of core businesses, is its involvement in photonics, which describes components which enhance the capabilities of optical fiber and, consequently, the speed of data flow through fiber and cable. Photonics has been unprofitable, but is growing 50% a year and could be as large as the optical fiber business in four or five years.

ROULSTON  FUNDS

ROULSTON GROWTH AND INCOME FUND


The graph below compares the increase in value of a $10,000 investment in Roulston Growth and Income Fund with the performance of the Standard & Poor's 500 Stock, the Russell 1000 Value, and the Lipper Multi-Cap Value Indices.


           AVERAGE ANNUAL TOTAL RETURN*

            1 Year.............(1.07)%
            5 Years.............13.03%
            Since Inception.....11.64%
              Fund Inception: 7/1/93

                                        ROULSTON GROWTH AND     RUSSELL 1000 VALUE      LIPPER MULTI-CAP      STANDARD & POOR'S
                                            INCOME FUND               INDEX               VALUE INDEX          500 STOCK INDEX
                                        -------------------     ------------------      ----------------      -----------------
7/01/93                                        10000
7/93                                           10030                  10112                  10066                   9970
10/93                                          10398                  10486                  10616                  10480
1/94                                           10894                  10861                  11028                  10862
4/94                                           10682                  10293                  10527                  10241
7/94                                           10900                  10479                  10733                  10482
10/94                                          10889                  10567                  11018                  10880
1/95                                           10940                  10573                  10859                  10914
4/95                                           11746                  11587                  11847                  12019
7/95                                           12541                  12664                  12967                  13207
10/95                                          12780                  13175                  13230                  13750
1/96                                           14075                  14633                  14440                  15127
4/96                                           14149                  15051                  15052                  15641
7/96                                           13749                  14676                  14577                  15385
10/96                                          15051                  16302                  15947                  17054
1/97                                           16558                  18098                  17582                  19107
4/97                                           17167                  18447                  17713                  19563
7/97                                           20353                  21842                  20996                  23395
10/97                                          20560                  21712                  20616                  22528
1/98                                           20900                  23004                  21463                  24243
4/98                                           23227                  26228                  24106                  27592
7/98                                           21437                  25709                  22635                  27911
10/98                                          20312                  24931                  21610                  27475
1/99                                           21525                  27197                  22997                  32113
4/99                                           22471                  29924                  25135                  33611
7/99                                           22822                  29562                  24931                  33544
10/99                                          20094                  29053                  23746                  34527


    *Unlike our fund, the Standard & Poor's Stock and the Russell 1000 Value Indices do not reflect fees and expenses and are unmanaged indicators of financial performance, as such, they are not sold as investments. Past Performance is no guarantee of future results. The principal value and return of a mutual fund investment fluctuates with changes in market conditions. Shares, when redeemed, may be worth more or less than the original cost. The Fund has selected the Russell 1000 Value Index to replace the Standard & Poor's Stock Index as the fund's proper benchmark, because the Russell index is considered a widely used and more appropriate index for the fund.


Roulston Growth and Income Fund was established to achieve capital appreciation and current income primarily through the investment in common stocks or securities convertible into common stocks.

The investment policy is to invest in a diversified portfolio of growing dividend-paying common stocks which have been researched by our own staff and offer reasonable valuation based on price to earnings, book value and cash flows.

Two examples of our investment approach are Marsh and McLennan and Carnival Cruise Lines. Marsh is the leading insurance broker in the world with global opportunities. It has nicely growing profit streams from the three core business: insurance, asset management, and corporate consulting. These should drive earnings and dividends forward at 13-15% growth rates. The stock was available at a value price, well below the market P/E multiple.


Carnival is the leader in the leisure cruise industry worldwide. It dominates three key price segments and has captured one third of the global market. Favorable demographics and a vast untapped potential market indicate the possibility of 15% or better earnings and dividend growth. The stock, which we began to purchase several years ago, has tripled in price and still sells at a below market P/E as earnings have grown.



The Fund is diversified among 42 investments with a concentration in finance, consumer discretionary and telecommunications, which should position it to benefit from a steady and strong economy in the future. The characteristics of this portfolio are quality companies, displaying an ability to grow, available at a value price at the time of purchase.

                                                INVESTMENT ADVISER'S REPORT

ROULSTON GOVERNMENT SECURITIES FUND


The graph below compares the increase in value of a $10,000 investment in Roulston Government Securities Fund with performance of the Merrill Lynch Intermediate Treasury Bond and the Lehman U.S. Government/Corporate Intermediate Bond Indices.


           AVERAGE ANNUAL TOTAL RETURN*

            1 Year.............(2.09)%
            5 Years............. 6.77%
            Since Inception......4.56%
              Fund Inception: 7/1/93

                                                   ROULSTON GOVERNMENT        MERRILL INTERMEDIATE         LEHMAN US GOVT/CORP
                                                     SECURITIES FUND           TREASURY BOND INDEX       INTERMEDIATE BOND INDEX
                                                   -------------------        --------------------       -----------------------
7/01/93                                                   10000
7/93                                                      10000                       10021                       10024
10/93                                                     10304                       10235                       10253
1/94                                                      10346                       10328                       10356
4/94                                                       9649                        9970                        9966
7/94                                                       9748                       10112                       10118
10/94                                                      9558                       10064                       10055
1/95                                                       9733                       10219                       10142
4/95                                                      10170                       10591                       10540
7/95                                                      10628                       10973                       10932
10/95                                                     10968                       11262                       11234
1/96                                                      11350                       11618                       11600
4/96                                                      10989                       11396                       11366
7/96                                                      11093                       11537                       11512
10/96                                                     11471                       11886                       11888
1/97                                                      11545                       12012                       12014
4/97                                                      11569                       12098                       12095
7/97                                                      12046                       12527                       12556
10/97                                                     12246                       12757                       12779
1/98                                                      12575                       13069                       13078
4/98                                                      12588                       13154                       13175
7/98                                                      12810                       13387                       13403
10/98                                                     13545                       14008                       13941
1/99                                                      13546                       14075                       14073
4/99                                                      13384                       14003                       14013
7/99                                                      13193                       13949                       13902
10/99                                                     13262                       14109                       13820


    *Unlike our fund, the Merrill Lynch Intermediate Treasury Bond Index and the Lehman U.S. Government/Corporate Intermediate Bond Index do not reflect fees and expenses and are unmanaged indicators of financial performance, as such, they are not sold as investments. Past Performance is no guarantee of future results. The principal value and return of a mutual fund investment fluctuates with changes in market conditions. Shares, when redeemed, may be worth more or less than the original cost. The Fund has selected the Lehman U.S. Government/Corporate Intermediate Bond Index to replace the Merrill Lynch Intermediate Treasury Bond Index as the fund's proper benchmark, because the Merrill Lynch index is considered a widely used and more appropriate index for the fund, which intends to additionally invest in Corporate Bond issues on a limited basis.



In order to meet its objective of current income with preservation of capital, the Government Securities Fund seeks to complement the equity funds through investments in a broad range of investment grade or comparable quality fixed income securities. The Fund will further minimize credit risk by normally having at least 65% of the assets invested in securities issued or guaranteed by the US Government or its agencies and instrumentalities. While changes in interest rates affect the Fund's holdings, the primary focus of the portfolio is to provide a strategy that reflects the use of quantitative analysis, changing market environments and infrastructure, and addresses the degree of risk and yield necessary in preserving liquidity and safety of principal.



The signs of stability that appeared in the European and Asian economies at the end of the first half of 1999 continued to gain credibility in the second half, particularly in Japan. Assuming that this will persist into 2000, the accompanying strength in the yen could pull much needed capital into their equity markets. The same can be said for Europe where the Euro has recently accelerated to above trend growth. This will be a powerful catalyst for the Euro as well as overall European growth.



Domestically the US economy continues to show strength. Productivity, capacity utilization and a current civilian unemployment rate of 4.1% are all contributing to nervousness in the fixed income markets. Though the Federal Reserve Board (FED) has tightened monetary conditions three times this year, those moves have been perceived as a reversal of the previous years easing rather than reactions to current fundamental events. Those events would include substantial rises in commodity prices and a relentless decline in the value of the dollar, particularly against the Japanese yen. Both these developments are inflationary and suggest that it is premature to assume the FED is finished for the current tightening cycle.



There has also been a perception that the ongoing charge to record highs by the equity markets, especially driven by the technology stocks, is of particular focus to the FED; in that, if the FED can somehow curtail the bull market in equities, the impact on investor psychology would filter into consumer psychology. Likely this is not the case. The current state of economic fundamentals suggest that as increasingly important as technology is to the economy, the current expansion is broad based. Allowing for the accompanying rise in the broad index of commodities, particularly energy, it appears the FED has several reasons to raise rates further.



Overall, with the global economies exerting their influence on the US dollar, the strength currently being experienced in foreign currencies is negative for bonds. An upward pressure on yields, in addition to strong fundamentals, has increased the degree to which the fixed income markets are oversold. Moving forward this will only be relieved by higher rates or a slowdown in economic growth, or both.



The Fund entered the second half of 1999 positioning against this backdrop. Benchmark thirty year treasuries had established a stable position above 6% and the overall technical condition of the markets suggested some lengthening in duration. The Fund also acted on its ability to invest in the current agency and corporate spread markets. Overall quality spreads narrowed in the third quarter and continued through the beginning of the fourth quarter, suggesting the trend has momentum. The narrowing has allowed the Fund to remain slightly long in an environment of rising yields. The current asset mix of the Fund will also position it well at the time when the bond enters a sustainable rally in prices.

ROULSTON  FUNDS



ROULSTON EMERGING GROWTH FUND                                   October 31, 1999

--------------------------------------------------------------------------------


                                                                           SHARES                                  VALUE
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 83.54%
ADVERTISING AGENCY -- 4.60%
Flycast Communications Corp.*...................                            3,000                               $  151,125
                                                                                                                ----------
------------------------------------------------------------------------------------------------------------------------------------
BUSINESS SERVICES -- 8.51%
BindView Development Corp.*.....................                            1,500                                   45,000
Flextronics International, Ltd.*................                            1,500                                  106,500
Sapient Corp.*..................................                            1,000                                  127,875
                                                                                                                ----------
                                                                                                                   279,375
------------------------------------------------------------------------------------------------------------------------------------
COMPUTER SYSTEMS, SOFTWARE & SERVICES -- 12.00%
Broadbase Software, Inc.*.......................                            2,000                                   91,000
Intraware, Inc.*................................                            1,000                                   18,375
NaviSite, Inc.*.................................                              500                                   23,500
Packeteer, Inc.*................................                            3,000                                  102,000
Predictive Systems, Inc.*.......................                              500                                   21,750
Redback Networks, Inc.*.........................                              500                                   57,750
RSA Security, Inc.*.............................                            1,000                                   35,500
Trintech Group PLC*.............................                            2,500                                   44,062
                                                                                                                ----------
                                                                                                                   393,937
------------------------------------------------------------------------------------------------------------------------------------
CONSUMER SERVICES -- 0.24%
Luminant Worldwide Corp.*.......................                              200                                    7,825
------------------------------------------------------------------------------------------------------------------------------------
ELECTRONICS -- 13.55%
Applied Micro Circuits Corp.*...................                            1,500                                  116,719
Broadcom Corp., Class A*........................                              700                                   89,469
C-Cube Microsytems, Inc.*.......................                            3,000                                  133,500
Chartered Semiconductor Manufacturing*..........                              500                                   16,594
NVIDIA Corp.*...................................                            4,000                                   88,500
                                                                                                                ----------
                                                                                                                   444,782
------------------------------------------------------------------------------------------------------------------------------------
ENERGY -- 0.10%
Plug Power, Inc.*...............................                              200                                    3,200
------------------------------------------------------------------------------------------------------------------------------------
HEALTH CARE -- 6.37%
Chiron Corp.*...................................                            2,000                                   57,125
Gilead Sciences, Inc.*..........................                            1,300                                   82,144
Gliatech, Inc.*.................................                            1,000                                    8,187
Healtheon Corp.*................................                            1,000                                   33,000
Vertex Pharmaceuticals, Inc.*...................                            1,000                                   28,625
                                                                                                                ----------
                                                                                                                   209,081
------------------------------------------------------------------------------------------------------------------------------------
INSURANCE -- 0.08%
Quotesmith.com, Inc.*...........................                              300                                    2,475
------------------------------------------------------------------------------------------------------------------------------------
INTERNET RETAIL -- 2.85%
Ashford.com, Inc.*..............................                            1,500                                   15,188
Calico Commerce, Inc.*..........................                            1,000                                   62,250

                                                  SCHEDULE OF INVESTMENTS


                                                                           SHARES                                  VALUE
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
INTERNET RETAIL (CONT.)
garden.com, Inc.*...............................                              500                               $    6,313
iGo Corp.*......................................                              700                                    9,887
                                                                                                                ----------
                                                                                                                    93,638
------------------------------------------------------------------------------------------------------------------------------------
INTERNET SOFTWARE -- 11.44%
Agile Software Corp.*...........................                            1,500                               $  147,000
E-Stamp Corp.*..................................                              250                                    5,813
eGain Communications Corp.*.....................                            1,000                                   29,125
Internap Network Services Corp.*................                            1,000                                   92,375
Kana Communications, Inc.*......................                              300                                   25,238
Keynote Systems, Inc.*..........................                            1,000                                   45,375
Netcentives, Inc.*..............................                              500                                    8,375
NetZero, Inc.*..................................                              600                                   12,337
Yesmail.com, Inc.*..............................                            1,000                                   10,000
                                                                                                                ----------
                                                                                                                   375,638
------------------------------------------------------------------------------------------------------------------------------------
NETWORK SOFTWARE -- 8.24%
Concord Communications, Inc.*...................                            3,000                                  155,812
JNI Corp.*......................................                              300                                   16,031
NetIQ Corp.*....................................                            2,000                                   91,375
ZapMe! Corp.*...................................                            1,000                                    7,500
                                                                                                                ----------
                                                                                                                   270,718
------------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 14.46%
Aether Systems, Inc.*...........................                              500                                   34,780
Carrier Access Corp.*...........................                            2,000                                   98,875
CIENA Corp.*....................................                            2,000                                   70,500
Covad Communications Group, Inc.*...............                            1,000                                   48,000
Critical Path, Inc.*............................                            2,000                                   91,500
DSL.net, Inc.*..................................                            1,000                                    9,625
FreeShop.com, Inc.*.............................                            6,250                                  105,860
MCK Communications, Inc.*.......................                              700                                   15,750
                                                                                                                ----------
                                                                                                                   474,890
------------------------------------------------------------------------------------------------------------------------------------
VENTURE CAPITAL -- 1.10%
Brantley Capital Corp.*.........................                            5,000                                   36,250
------------------------------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS -- (COST $2,227,585)........                                                                 2,742,934
------------------------------------------------------------------------------------------------------------------------------------
CASH AND EQUIVALENTS -- 30.28%
UMB Money Market................................                          994,353                                  994,353
TOTAL INVESTMENTS -- 113.82% -- (COST $3,221,938**)...                                                           3,737,287
LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS -- (13.82%)...                                                     (453,783)
                                                                                                                ----------

NET ASSETS -- 100.00%...........................                                                                $3,283,504
                                                                                                                ==========
-----------------------------------------------------------------------------------------------------------------------------------



*  Non-income producing security.



** Also represents cost for Federal income tax purposes.



  See accompanying notes to financial statements.

ROULSTON  FUNDS



ROULSTON INTERNATIONAL EQUITY FUND                              October 31, 1999

--------------------------------------------------------------------------------


                                                                           SHARES                                  VALUE
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 94.17%
AUSTRALIA -- 2.84%
BANKS -- 0.78%
National Australia Bank, Ltd....................                              265                               $   20,786
MANUFACTURING -- 0.40%
Broken Hill Proprietary Co., Ltd................                              500                                   10,563
MULTI MEDIA -- 1.66%
The News Corp., Ltd.............................                            1,500                                   44,438
                                                                                                                ----------
                                                                                                                    75,787
------------------------------------------------------------------------------------------------------------------------------------
DENMARK -- 0.32%
BANKS -- 0.32%
Den Danske Bank.................................                               75                                    8,537
------------------------------------------------------------------------------------------------------------------------------------
FINLAND -- 4.32%
TECHNOLOGY -- 4.32%
Nokia Oyj.......................................                            1,000                                  115,563
------------------------------------------------------------------------------------------------------------------------------------
FRANCE -- 13.83%
ELECTRONICS -- 3.40%
STMicroelectronics N.V..........................                            1,000                                   90,875
FOOD & BEVERAGES -- 2.02%
Danone..........................................                              460                                   23,575
LVMH (Louis Vuitton Moet Hennessy)..............                              500                                   30,250
                                                                                                                ----------
                                                                                                                    53,825
                                                                                                                ----------
HEALTHCARE SERVICES -- 3.11%
Rhone-Poulenc S.A...............................                            1,500                                   83,250
INSURANCE -- 2.61%
Axa.............................................                            1,000                                   69,750
OIL/REFINING/MARKETING -- 1.54%
Elf Aquitane SA.................................                              285                                   21,126
Total Fina SA...................................                              300                                   20,006
                                                                                                                ----------
                                                                                                                    41,132
                                                                                                                ----------
TECHNOLOGY -- 1.15%
Alcatel.........................................                            1,000                                   30,688
                                                                                                                ----------
                                                                                                                   369,520
------------------------------------------------------------------------------------------------------------------------------------
GERMANY -- 6.43%
BANKS -- 2.98%
Deutsche Bank AG................................                            1,120                                   79,777
CHEMICALS -- 1.52%
BASF AG.........................................                              225                                   10,157
Bayer AG........................................                              185                                    7,564
Celanese AG*....................................                               50                                      778
Hoechst AG......................................                              500                                   22,125
                                                                                                                ----------
                                                                                                                    40,624
                                                                                                                ----------

                                                  SCHEDULE OF INVESTMENTS


                                                                           SHARES                                  VALUE
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS (CONT.)
GERMANY (CONT.)
CONGLOMERATE -- 0.21%
RWE AG..........................................                              140                               $    5,746
TELECOMMUNICATIONS -- 1.72%
Deutsche Telekom AG.............................                            1,000                                   46,000
                                                                                                                ----------
                                                                                                                   172,147
------------------------------------------------------------------------------------------------------------------------------------
HONG KONG -- 3.79%
TELECOMMUNICATIONS -- 3.79%
China Telecom (Hong Kong), Ltd.*................                            1,500                                  101,250
------------------------------------------------------------------------------------------------------------------------------------
IRELAND -- 1.45%
HEALTHCARE SERVICES -- 1.45%
Elan Corp. plc*.................................                            1,500                                   38,625
------------------------------------------------------------------------------------------------------------------------------------
ITALY -- 1.56%
OIL/REFINING/MARKETING -- 0.13%
ENI.............................................                               60                                    3,525
RETAILING -- 1.03%
Benetton Group SpA..............................                              624                                   27,417
TELECOMMUNICATIONS -- 0.40%
Telecom Italia SpA..............................                              125                                   10,813
                                                                                                                ----------
                                                                                                                    41,755
------------------------------------------------------------------------------------------------------------------------------------
JAPAN -- 22.05%
CHEMICALS -- 0.36%
Fuji Photo Film.................................                              300                                    9,562
ELECTRONICS -- 6.69%
Hitachi, Ltd....................................                              705                                   76,669
Kyocera Corp....................................                              930                                   89,047
Nintendo Co., Ltd...............................                              660                                   13,091
                                                                                                                ----------
                                                                                                                   178,807
                                                                                                                ----------
FINANCIAL SERVICES -- 2.69%
Aiful Corp......................................                              250                                   38,841
The Bank of Tokyo-Mitsubishi, Ltd...............                            2,000                                   33,000
                                                                                                                ----------
                                                                                                                    71,841
                                                                                                                ----------
FOOD & BEVERAGES -- 3.19%
Ito-Yokado Co., Ltd.............................                            1,000                                   79,500
Kirin Brewery Co., Ltd..........................                               50                                    5,713
                                                                                                                ----------
                                                                                                                    85,213
                                                                                                                ----------
OFFICE/BUSINESS EQUIPMENT -- 0.82%
Canon, Inc......................................                              775                                   22,039

ROULSTON  FUNDS



ROULSTON INTERNATIONAL EQUITY FUND (CONT.)                      October 31, 1999

--------------------------------------------------------------------------------


                                                                           SHARES                                  VALUE
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS (CONT.)
JAPAN (CONT.)
TECHNOLOGY -- 4.54%
Matsushita Electric Industrial Co., Ltd.........                              100                               $   21,181
NEC Corp........................................                              200                                   20,275
Sony Corp.......................................                              500                                   79,875
                                                                                                                ----------
                                                                                                                   121,331
                                                                                                                ----------
TELECOMMUNICATIONS -- 3.76%
Nippon Telegraph & Telephone Corp...............                            1,300                                  100,588
                                                                                                                ----------
                                                                                                                   589,381
------------------------------------------------------------------------------------------------------------------------------------
NETHERLANDS -- 9.18%
BANKS -- 2.77%
ING Groep N.V...................................                            1,250                                   73,906
CHEMICALS -- 1.95%
Akzo Nobel N.V..................................                            1,210                                   52,181
ELECTRONICS -- 0.78%
Koninklijke (Royal) Philips Electronics N.V.....                              200                                   20,788
FOOD & BEVERAGES -- 0.35%
Unilever NV.....................................                              142                                    9,470
RETAILING -- 1.16%
Koninklijke Ahold NV............................                            1,000                                   30,937
TECHNOLOGY -- 2.17%
ASM Lithography Holding N.V.*...................                              800                                   58,100
                                                                                                                ----------
                                                                                                                   245,382
------------------------------------------------------------------------------------------------------------------------------------
NORWAY -- 0.49%
MANUFACTURING -- 0.49%
Norsk Hydro ASA.................................                              330                                   13,159
------------------------------------------------------------------------------------------------------------------------------------
SINGAPORE -- 1.33%
ELECTRONICS -- 1.33%
Flextronics International, Ltd.*................                              500                                   35,500
------------------------------------------------------------------------------------------------------------------------------------
SPAIN -- 5.22%
BANKS -- 2.02%
Banco Bilbao Vizcaya S.A........................                            4,000                                   54,000
OIL/REFINING/MARKETING -- 0.32%
Repsol-YPF, S.A.................................                              420                                    8,610
TELECOMMUNICATIONS -- 1.87%
Telefonica S.A.*................................                            1,001                                   49,987
UTILITIES -- 1.01%
Endesa S.A......................................                            1,355                                   27,015
                                                                                                                ----------
                                                                                                                   139,612
------------------------------------------------------------------------------------------------------------------------------------

                                                  SCHEDULE OF INVESTMENTS


                                                                           SHARES                                  VALUE
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS (CONT.)
SWEDEN -- 0.17%
AUTO & TRUCKS -- 0.17%
Volvo AB........................................                              180                               $    4,658
------------------------------------------------------------------------------------------------------------------------------------
SWITZERLAND -- 0.42%
FOOD & BEVERAGES -- 0.42%
Nestle SA.......................................                              115                                   11,094
------------------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM -- 20.77%
BANKS -- 6.71%
Barclays plc....................................                            1,000                                  119,500
HSBC Holdings plc...............................                              970                                   59,716
                                                                                                                ----------
                                                                                                                   179,216
                                                                                                                ----------
FOOD & BEVERAGES -- 1.25%
Cadbury Schweppes plc...........................                              500                                   13,063
Diageo plc......................................                              500                                   20,312
                                                                                                                ----------
                                                                                                                    33,375
                                                                                                                ----------
HEALTHCARE SERVICES -- 6.51%
AstraZeneca Group plc...........................                            1,258                                   57,553
Glaxo Wellcome plc..............................                              500                                   29,938
SmithKline Beecham plc..........................                            1,350                                   86,400
                                                                                                                ----------
                                                                                                                   173,891
                                                                                                                ----------
OIL/REFINING/MARKETING -- 2.97%
BP Amoco plc....................................                            1,200                                   69,300
Shell Transport & Trading Co....................                              220                                   10,092
                                                                                                                ----------
                                                                                                                    79,392
                                                                                                                ----------
TELECOMMUNICATIONS -- 3.33%
British Telecommunications plc..................                               95                                   17,100
Vodafone AirTouch plc...........................                            1,500                                   71,906
                                                                                                                ----------
                                                                                                                    89,006
                                                                                                                ----------
                                                                                                                   554,880
------------------------------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS -- (COST $2,417,524)........                                                                 2,516,850
------------------------------------------------------------------------------------------------------------------------------------
CASH AND EQUIVALENTS -- 16.39%
Bank of New York Reserves.......................                          438,080                                  438,080
                                                                                                                ----------
TOTAL INVESTMENTS -- 110.56% -- (COST $2,855,604**)...                                                           2,954,930
                                                                                                                ----------
LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS -- (10.56%)...                                                     (282,246)
                                                                                                                ----------
NET ASSETS -- 100.00%...........................                                                                $2,672,684
                                                                                                                ==========
------------------------------------------------------------------------------------------------------------------------------------



*  Non-income producing security.


** Also represents cost for Federal income tax purposes.


  See accompanying notes to financial statements.

ROULSTON FUNDS




ROULSTON GROWTH FUND                                            October 31, 1999

------------------------------------------------------------------------------------------------------------------------------------

                                                                           SHARES                                  VALUE
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 101.20%
CONSUMER DURABLES -- 4.17%
Lowe's Companies, Inc...........................                           18,000                               $  990,000
The Home Depot, Inc.............................                            7,000                                  528,500
                                                                                                                ----------
                                                                                                                 1,518,500
------------------------------------------------------------------------------------------------------------------------------------
CONSUMER NON-DURABLES -- 9.31%
Abercrombie & Fitch Co., Class A*...............                            9,500                                  258,875
Anheuser-Busch Companies, Inc...................                            6,100                                  438,056
Carnival Corp...................................                           12,000                                  534,000
Claire's Stores, Inc............................                           24,000                                  423,000
Jones Apparel Group, Inc.*......................                           12,000                                  379,500
Proctor & Gamble Co.............................                            9,000                                  943,875
The Limited, Inc................................                           10,000                                  411,250
                                                                                                                ----------
                                                                                                                 3,388,556
------------------------------------------------------------------------------------------------------------------------------------
FINANCE -- 11.59%
Citigroup, Inc..................................                           20,000                                1,082,500
Firstar Corp....................................                           54,080                                1,588,600
Freddie Mac.....................................                            8,000                                  432,500
Household International, Inc....................                            5,000                                  223,125
MBNA Corp.......................................                           15,000                                  414,375
Wells Fargo Co..................................                           10,000                                  478,750
                                                                                                                ----------
                                                                                                                 4,219,850
------------------------------------------------------------------------------------------------------------------------------------
HEALTH CARE -- 22.60%
Baxter International, Inc.......................                           15,000                                  973,125
Cardinal Health, Inc............................                           25,000                                1,078,125
Johnson & Johnson...............................                            5,400                                  565,650
Merck & Co., Inc................................                           15,500                                1,233,219
Patterson Dental Co.*...........................                           18,000                                  811,125
Pfizer, Inc.....................................                           35,000                                1,382,500
Stryker Corp....................................                           35,400                                2,185,950
                                                                                                                ----------
                                                                                                                 8,229,694
------------------------------------------------------------------------------------------------------------------------------------
MATERIALS/SERVICES -- 15.89%
AlliedSignal, Inc...............................                           30,000                                1,708,125
General Cable Corp..............................                           30,200                                  222,725
Lexmark International Group, Inc., Class A*.....                           12,000                                  936,750
Paychex, Inc....................................                           33,500                                1,319,062
Tyco International, Ltd.........................                           40,000                                1,597,500
                                                                                                                ----------
                                                                                                                 5,784,162
------------------------------------------------------------------------------------------------------------------------------------
MEDIA/ENTERTAINMENT -- 1.06%
Gannett Co., Inc................................                            5,000                                  385,625
------------------------------------------------------------------------------------------------------------------------------------
OIL AND GAS EXTRACTION -- 1.90%
Apache Corp.....................................                            4,200                               $  163,800
USX-Marathon Group..............................                           12,000                                  349,500
Vastar Resources, Inc...........................                            3,000                                  177,188
                                                                                                                ----------
                                                                                                                   690,488
------------------------------------------------------------------------------------------------------------------------------------

ROULSTON  FUNDS


ROULSTON GROWTH FUND (CONT.)                                    October 31, 1999

------------------------------------------------------------------------------------------------------------------------------------


                                                                           SHARES                                  VALUE
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS (CONT.)
TECHNOLOGY -- 28.20%
ADC Telecommunications, Inc.*...................                          $18,500                               $  882,219
Altera Corp.*...................................                           27,700                                1,346,912
Analog Devices, Inc.*...........................                           14,000                                  743,750
Computer Sciences Corp.*........................                           12,000                                  824,250
Compuware Corp.*................................                           16,900                                  470,031
Corning, Inc....................................                           10,900                                  857,013
Dallas Semiconductor Corp.......................                            3,700                                  217,837
International Business Machines Corp............                            2,900                                  285,288
Microchip Technology, Inc.*.....................                            6,800                                  453,050
Microsoft Corp.*................................                           10,000                                  925,625
Motorola, Inc...................................                            2,500                                  243,594
Nortel Networks Corp............................                           15,200                                  941,450
Oracle Corp.*...................................                            4,200                                  199,762
Tellabs, Inc.*..................................                           21,000                                1,328,250
Xilinx, Inc.*...................................                            7,000                                  550,375
                                                                                                                ----------
                                                                                                                10,269,406
------------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 6.48%
ALLTEL Corp.....................................                            5,800                                  482,850
Cincinnati Bell, Inc............................                            8,500                                  176,906
Global Crossing, Ltd.*..........................                            5,000                                  173,125
MCI WorldCom, Inc.*.............................                           15,200                                1,304,350
Sprint Corp.....................................                            3,000                                  222,938
                                                                                                                ----------
                                                                                                                 2,360,169
------------------------------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS -- (COST $33,811,218).......                                                                36,846,450
------------------------------------------------------------------------------------------------------------------------------------
CASH AND EQUIVALENTS -- 0.31%
UMB Money Market................................                          114,445                                  114,445
                                                                                                                ----------
TOTAL INVESTMENTS -- 101.51% -- (COST $33,924,139**)...                                                         36,960,895
                                                                                                                ----------


CALL OPTIONS WRITTEN -- (0.07%)

                                                NUMBER OF    EXPIRATION    STRIKE   VALUE
                                                CONTRACTS    DATE          PRICE    (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
Microsoft Corp.                                 100          11/20/99      $95      (24,375)
------------------------------------------------------------------------------------------------------------------------------------

                                                                          SHARES                                  VALUE
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS -- (1.44%)...                                                      (524,973)
                                                                                                               -----------
NET ASSETS -- 100.00%................................                                                          $36,411,547
                                                                                                               ===========
------------------------------------------------------------------------------------------------------------------------------------


*  Non-income producing security.
** Also represents cost for Federal income tax purposes.
  See accompanying costs to financial statements.

ROULSTON  FUNDS



ROULSTON GROWTH AND INCOME FUND                                 October 31, 1999


------------------------------------------------------------------------------------------------------------------------------------


                                                                          SHARES                                  VALUE
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 98.47%
AUTO AND TRANSPORTATION -- 2.64%
Cooper Tire & Rubber Co..............................                     47,000                               $   790,188
------------------------------------------------------------------------------------------------------------------------------------
PRODUCER DURABLES -- 3.73%
Honeywell, Inc.......................................                      5,600                                   590,450
Ingersoll-Rand Co....................................                     10,000                                   522,500
                                                                                                               -----------
                                                                                                                 1,112,950
------------------------------------------------------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 13.50%
Carnival Corp........................................                     14,000                                   623,000
Claire's Stores, Inc.................................                     30,000                                   528,750
Darden Restaurants, Inc..............................                     22,000                                   419,375
Galileo International, Inc...........................                     25,000                                   751,563
Lowe's Companies, Inc................................                     15,000                                   825,000
Viad Corp............................................                     36,000                                   884,250
                                                                                                               -----------
                                                                                                                 4,031,938
------------------------------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES -- 4.45%
McCormick & Co., Inc.................................                     24,000                                   753,000
SUPERVALU, Inc.......................................                     27,434                                   576,114
                                                                                                               -----------
                                                                                                                 1,329,114
------------------------------------------------------------------------------------------------------------------------------------
CONGLOMERATE -- 1.46%
Teleflex, Inc........................................                     12,800                                   436,000
------------------------------------------------------------------------------------------------------------------------------------
ENERGY -- 6.11%
El Paso Energy Corp..................................                     22,000                                   902,000
The Coastal Corp.....................................                     15,000                                   631,875
USX-Marathon Group...................................                     10,000                                   291,250
                                                                                                               -----------
                                                                                                                 1,825,125
------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL DEPOSITORIES -- 17.44%
Charter One Financial, Inc...........................                     63,000                                 1,547,437
Firstar Corp.........................................                     30,000                                   881,250
M & T Bank Corp......................................                      2,100                                 1,040,550
National City Corp...................................                     20,000                                   590,000
Wells Fargo Co.......................................                     24,000                                 1,149,000
                                                                                                               -----------
                                                                                                                 5,208,237
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL SERVICES -- 16.94%
American International Group, Inc....................                      6,250                               $   643,359
Citigroup, Inc.......................................                     20,000                                 1,082,500
GATX Corp............................................                      8,000                                   265,500
Marsh & McLennan Companies, Inc......................                     14,000                                 1,106,875
Merrill Lynch & Co., Inc.............................                      9,000                                   706,500
The Bank of New York Co., Inc........................                     30,000                                 1,256,250
                                                                                                               -----------
                                                                                                                 5,060,984

------------------------------------------------------------------------------------------------------------------------------------


                                                  SCHEDULE OF INVESTMENTS

                                                                          SHARES                                  VALUE
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS (CONT.)
HEALTH CARE -- 6.69%
Baxter International, Inc............................                     15,000                               $   973,125
C. R. Bard, Inc......................................                     19,000                                 1,024,813
                                                                                                               -----------
                                                                                                                 1,997,938
------------------------------------------------------------------------------------------------------------------------------------
MATERIALS & PROCESSING -- 4.38%
Alcoa, Inc...........................................                      4,600                                   279,450
General Cable Corp...................................                     96,700                                   713,162
International Paper Co...............................                      6,000                                   315,750
                                                                                                               -----------
                                                                                                                 1,308,362
------------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY -- 6.10%
Dallas Semiconductor Corp............................                     20,000                                 1,177,500
Hewlett-Packard Co...................................                      1,400                                   103,688
International Business Machines Corp.................                      4,400                                   432,850
Motorola, Inc........................................                      1,100                                   107,181
                                                                                                               -----------
                                                                                                                 1,821,219
------------------------------------------------------------------------------------------------------------------------------------
UTILITIES -- 15.03%
Alliant Energy Corp..................................                     20,000                                   543,750
CenturyTel, Inc......................................                     24,000                                   970,500
Duke Energy Corp.....................................                     15,000                                   847,500
SBC Communications, Inc..............................                     17,000                                   865,937
Sprint Corp.*........................................                     17,000                                 1,263,312
                                                                                                               -----------
                                                                                                                 4,490,999
------------------------------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS -- (COST $27,551,398)............                                                          $29,413,054
------------------------------------------------------------------------------------------------------------------------------------



                                                                         PRINCIPAL
                                                                          AMOUNT                                   VALUE
------------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 4.63%
UMB Bank, Federal Home Loan Mortgage, $1,412,000 par, 4.93%
    coupon, due 11/04/99, dated 10/29/99, to be sold on
    11/01/99 at $1,383,568 (Cost $1,383,000)..........                   1,383,000                              $ 1,383,000
------------------------------------------------------------------------------------------------------------------------------------
CASH AND EQUIVALENTS -- 0.00%
UMB Money Market......................................                         641                                      641
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS -- 103.10% -- (COST $28,935,038**)...                                                          30,796,695

LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS -- (3.10%)...                                                       (926,521)
                                                                                                                -----------

NET ASSETS -- 100.00%.................................                                                          $29,870,174
                                                                                                                ===========
------------------------------------------------------------------------------------------------------------------------------------


*  Non-income producing security.
** Also represents cost for Federal income tax purposes.
   See accompanying notes to financial statements.

ROULSTON  FUNDS                                   SCHEDULE OF INVESTMENTS

ROULSTON GOVERNMENT SECURITIES FUND                             October 31, 1999

------------------------------------------------------------------------------------------------------------------------------------


                                                                        PRINCIPAL
                                                                          AMOUNT                                   VALUE
------------------------------------------------------------------------------------------------------------------------------------
FIXED INCOME SECURITIES -- 96.64%
CORPORATE BONDS -- 7.85%
Media and Entertainment Times Mirror Co. 6.65%, 10/15/01...             $1,000,000                              $ 1,000,000
------------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 23.51%
Freddie Mac 6.25%, 10/15/02....................                          3,000,000                                2,995,080
------------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS -- 65.28%
U.S. TREASURY BOND -- 0.78%
6.13, 08/15/29.................................                            100,000                                   99,586
------------------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY NOTES -- 64.50%
5.88%, 10/31/01................................                          2,500,000                                2,503,375
6.00%, 08/15/04................................                          5,700,000                                5,712,198
                                                                                                                -----------
                                                                                                                  8,215,573
------------------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT OBLIGATIONS..............                                                                   8,315,159
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FIXED INCOME SECURITIES -- (COST $12,314,158)...                                                           12,310,239
------------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 20.53%
UMB Bank, Federal Home Loan Mortgage, $2,670,000 par, 4.93%
    coupon, due 11/04/99, dated 10/29/99, to be sold on
    11/01/99 at $2,616,074 (Cost $2,615,000)...                          2,615,000                                2,615,000
------------------------------------------------------------------------------------------------------------------------------------
CASH AND EQUIVALENTS -- 0.00%
UMB Money Market...............................                                638                                      638
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 117.17% -- (COST $14,929,796**)...                                                          14,925,877
                                                                                                                -----------
LIABILITIES IN EXCESS OF CASH AND OTHER
  ASSETS -- (17.17%)...........................                                                                  (2,187,630)
                                                                                                                -----------
NET ASSETS -- 100.00%..........................                                                                 $12,738,247
                                                                                                                ===========
------------------------------------------------------------------------------------------------------------------------------------


** Also represents cost for Federal income tax purposes.
   See accompanying notes to financial statements.

ROULSTON FUNDS                            STATEMENTS OF ASSETS AND LIABILITIES


                                                                October 31, 1999


---------------------------------------------------------------------------------------------------------------------------------
                                    ROULSTON             ROULSTON
                                    EMERGING           INTERNATIONAL
                                   GROWTH FUND          EQUITY FUND
---------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in securities at
  value (cost $3,221,938,
  $2,855,604, $33,924,139,
  $28,935,038 and $14,929,796,
  respectively)...........         $3,737,287            $2,954,930
Receivable for capital stock
  sold....................             13,940                96,500
Receivable for securities
  sold....................                  0               205,251
Dividends and interest
  receivable..............              1,745                 2,290
Reimbursement due from
  advisor.................              1,809                 1,629
Deferred organizational costs
  (Note A)................                  0                     0
Other assets..............                  0                     0
                                   ----------            ----------
         Total assets.....          3,754,781             3,260,600
                                   ----------            ----------
LIABILITIES:
Payable for capital stock
  redeemed................                  0                     0
Payable for securities
  purchased...............            461,532               578,372
Accrued expenses..........              9,745                 9,544
Payable to advisor........                  0                     0
Distributions payable.....                  0                     0
Covered call options written,
  at value, Premium
  Received................                  0                     0
                                   ----------            ----------
         Total liabilities...         471,277               587,916
                                   ----------            ----------
NET ASSETS:
Applicable to 169,648,
  261,300, 2,855,486,
  2,007,932, and 1,308,065
  shares outstanding,
  respectively............         $3,283,504            $2,672,684
                                   ==========            ==========
NET ASSETS CONSIST OF:
Capital paid-in...........         $2,570,922            $2,555,641
Undistributed net investment
  income (loss)...........             (3,688)               (1,733)
Accumulated net realized gain
  (loss) on investments...            200,921                19,450
Net unrealized appreciation
  (depreciation) on
  investments.............            515,349                99,326
                                   ----------            ----------
                                   $3,283,504            $2,672,684
                                   ==========            ==========
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER
  SHARE...................         $    19.35            $    10.23
                                   ==========            ==========
---------------------------------------------------------------------------------------------------------------------------------

                                    ROULSTON            ROULSTON              ROULSTON
                                     GROWTH            GROWTH AND            GOVERNMENT
                                      FUND             INCOME FUND         SECURITIES FUND
---------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in securities at
  value (cost $3,221,938,
  $2,855,604, $33,924,139,
  $28,935,038 and $14,929,796,
  respectively)...........         $36,960,895         $30,796,695           $14,925,877
Receivable for capital stock
  sold....................               4,747                   0               239,679
Receivable for securities
  sold....................             758,651             896,247                     0
Dividends and interest
  receivable..............              10,838              37,237                85,999
Reimbursement due from
  advisor.................                   0                   0                14,025
Deferred organizational costs
  (Note A)................               1,550               1,550                 1,550
Other assets..............               2,157               1,444                   204
                                   -----------         -----------           -----------
         Total assets.....          37,738,838          31,733,173            15,267,334
                                   -----------         -----------           -----------
LIABILITIES:
Payable for capital stock
  redeemed................              15,674              21,562                13,514
Payable for securities
  purchased...............           1,214,362           1,784,655             2,496,975
Accrued expenses..........              53,226              43,317                16,260
Payable to advisor........              19,654              13,465                     0
Distributions payable.....                   0                   0                 2,338
Covered call options written,
  at value, Premium
  Received................              24,375                   0                     0
                                   -----------         -----------           -----------
         Total liabilities...        1,327,291           1,862,999             2,529,087
                                   -----------         -----------           -----------
NET ASSETS:
Applicable to 169,648,
  261,300, 2,855,486,
  2,007,932, and 1,308,065
  shares outstanding,
  respectively............         $36,411,547         $29,870,174           $12,738,247
                                   ===========         ===========           ===========
NET ASSETS CONSIST OF:
Capital paid-in...........         $33,125,947         $23,327,453           $12,879,605
Undistributed net investment
  income (loss)...........            (323,462)            (28,583)                  (15)
Accumulated net realized gain
  (loss) on investments...             572,306           4,709,647              (137,424)
Net unrealized appreciation
  (depreciation) on
  investments.............           3,036,756           1,861,657                (3,919)
                                   -----------         -----------           -----------
                                   $36,411,547         $29,870,174           $12,738,247
                                   ===========         ===========           ===========
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER
  SHARE...................         $     12.75         $     14.88           $      9.74
                                   ===========         ===========           ===========
---------------------------------------------------------------------------------------------------------------------------------


See accompanying notes to financial statements.

ROULSTON FUNDS

                                                 STATEMENTS OF OPERATIONS





------------------------------------------------------------------------------------------------------------------------------------
                                    ROULSTON             ROULSTON
                                    EMERGING           INTERNATIONAL
                                   GROWTH FUND          EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------------
                                     Period               Period
                                      Ended                Ended
                                    10/31/99*            10/31/99*
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends..................         $      0             $  2,288
Interest...................            4,562                1,935
                                    --------             --------
         Total investment
           income..........            4,562                4,223
                                    --------             --------
EXPENSES:
Investment advisory fees
  (Note B).................            3,173                2,291
Distribution expenses
  (Note B).................            1,058                  764
Administration fees........            1,956                4,278
Transfer agent fees........            8,198                8,098
Legal fees.................              562                  562
Pricing fees...............            6,506                3,698
Registration expenses......           15,602               15,600
Custodian fees.............            5,169                4,648
Printing fees..............            4,237                4,237
Auditing fees..............            1,737                1,737
Insurance fees.............                0                    0
Trustees fees..............              421                  421
Amortization of organizational
  costs (Note A)...........                0                    0
Miscellaneous expenses.....              226                  223
                                    --------             --------
         Total expenses....           48,845               46,557
Expenses reimbursed
  (Note B).................          (40,595)             (40,601)
                                    --------             --------
         Net expenses......            8,250                5,956
                                    --------             --------
NET INVESTMENT INCOME......           (3,688)              (1,733)
                                    --------             --------
REALIZED AND UNREALIZED
  GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on
  investments..............          200,921               19,450
Net change in unrealized
  appreciation (depreciation)
  on investments...........          515,349               99,326
                                    --------             --------
Net realized and unrealized
  gain/(loss) on
  investments..............          716,270              118,776
                                    --------             --------
INCREASE/(DECREASE) IN NET
  ASSETS FROM OPERATIONS...         $712,582             $117,043
                                    ========             ========
------------------------------------------------------------------------------------------------------------------------------------
                                    ROULSTON            ROULSTON              ROULSTON
                                     GROWTH            GROWTH AND            GOVERNMENT
                                      FUND             INCOME FUND         SECURITIES FUND
------------------------------------------------------------------------------------------------------------------------------------
                                      Year                Year                  Year
                                      Ended               Ended                 Ended
                                    10/31/99            10/31/99              10/31/99
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends..................        $   480,678         $   519,534            $       0
Interest...................             88,276              70,460              301,688
                                   -----------         -----------            ---------
         Total investment
           income..........            568,954             589,994              301,688
                                   -----------         -----------            ---------
EXPENSES:
Investment advisory fees
  (Note B).................            379,616             292,957               13,251
Distribution expenses
  (Note B).................            126,539              97,652               13,251
Administration fees........             65,267              53,819               12,151
Transfer agent fees........             55,502              46,169               30,505
Legal fees.................             19,777              16,411                  437
Pricing fees...............             33,310              30,305               21,502
Registration expenses......             18,591               8,479                8,835
Custodian fees.............             27,160              30,585               16,083
Printing fees..............             13,497              10,964                  598
Auditing fees..............             11,160              11,781                  165
Insurance fees.............             21,576              10,993                1,645
Trustees fees..............              8,652               8,759                1,229
Amortization of organizational
  costs (Note A)...........              3,106               3,106                3,106
Miscellaneous expenses.....              9,282               5,003                  769
                                   -----------         -----------            ---------
         Total expenses....            793,035             626,983              123,527
Expenses reimbursed
   (Note B)................            (94,542)            (52,290)             (75,824)
                                   -----------         -----------            ---------
         Net expenses......            698,493             574,693               47,703
                                   -----------         -----------            ---------
NET INVESTMENT INCOME......           (129,539)             15,301              253,985
                                   -----------         -----------            ---------
REALIZED AND UNREALIZED
  GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on
  investments..............          1,202,908           5,434,280             (118,323)
Net change in unrealized
  appreciation (depreciation)
  on investments...........         (5,781,566)         (5,371,568)            (226,890)
                                   -----------         -----------            ---------
Net realized and unrealized
  gain/(loss) on
  investments..............         (4,578,658)             62,712             (345,213)
                                   -----------         -----------            ---------
INCREASE/(DECREASE) IN NET
  ASSETS FROM OPERATIONS...        $(4,708,197)        $    78,013            $ (91,228)
                                   ===========         ===========            =========
------------------------------------------------------------------------------------------------------------------------------------



* For the period 7/1/99 (the Fund's inception) to 10/31/99.

See accompanying notes to financial statements.

ROULSTON  FUNDS                            STATEMENTS OF CHANGES IN NET ASSETS

-------------------------------------------------------------------------------------------------------------------------------
                            ROULSTON     ROULSTON                                          ROULSTON
                            EMERGING   INTERNATIONAL             ROULSTON                 GROWTH AND
                          GROWTH FUND   EQUITY FUND            GROWTH FUND                INCOME FUND
-------------------------------------------------------------------------------------------------------------------------------
                             Period       Period          Year          Year          Year          Year
                              Ended        Ended          Ended         Ended         Ended         Ended
                            10/31/99*    10/31/99*      10/31/99      10/31/98      10/31/99      10/31/98
-------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income
 (loss)................... $   (3,688)  $   (1,733)    $  (129,539)  $  (102,535)  $    15,301   $     5,722
Net realized gain/(loss)
 on investments...........    200,921       19,450       1,202,908     9,390,471     5,434,280     1,978,014
Net change in unrealized
 appreciation
 (depreciation) on
 investments..............    515,349       99,326      (5,781,566)  (14,925,981)   (5,371,568)   (2,771,879)
                           ----------   ----------     -----------   -----------   -----------   -----------
Increase/Decrease in net
 assets...................    712,582      117,043      (4,708,197)   (5,638,045)       78,013      (788,143)
                           ----------   ----------     -----------   -----------   -----------   -----------

DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS:
From net investment
 income...................          0            0               0             0       (22,171)            0
From net realized gains...          0            0     (10,062,251)   (4,536,145)   (2,716,374)   (3,271,584)
                           ----------   ----------     -----------   -----------   -----------   -----------
Total distributions.......          0            0     (10,062,251)   (4,536,145)   (2,738,545)   (3,271,584)
                           ----------   ----------     -----------   -----------   -----------   -----------

CAPITAL SHARE
 TRANSACTIONS:
Proceeds from shares
 sold.....................  2,627,024    2,575,025      16,187,480    14,584,017    23,543,757    12,962,111
Reinvestment of
 dividends................          0            0       9,955,688     4,489,221     1,813,267     3,167,253
Amount paid for repurchase
 of shares................    (56,102)     (19,384)    (40,348,304)  (20,529,323)  (25,873,256)   (9,863,545)
                           ----------   ----------     -----------   -----------   -----------   -----------
Net increase (decrease)
 from capital
 transactions.............  2,570,922    2,555,641     (14,205,136)   (1,456,085)     (516,232)    6,265,819
                           ----------   ----------     -----------   -----------   -----------   -----------
Total increase (decrease)
 in net assets............  3,283,504    2,672,684     (28,975,584)  (11,630,275)   (3,176,764)    2,206,092

NET ASSETS:
Beginning of period.......          0            0      65,387,131    77,017,406    33,046,938    30,840,846
                           ----------   ----------     -----------   -----------   -----------   -----------
End of period............. $3,283,504   $2,672,684     $36,411,547   $65,387,131   $29,870,174   $33,046,938
                           ==========   ==========     ===========   ===========   ===========   ===========
Accumulated undistributed
 net investment income
 (loss) included in net
 assets at end of
 period................... $        0   $        0     $  (323,462)  $  (193,923)  $   (28,583)  $   (21,713)
                           ----------   ----------     -----------   -----------   -----------   -----------

CAPITAL SHARE
 TRANSACTIONS:
Shares sold...............    174,830      263,309       1,222,425       784,282     1,445,258       753,991
Shares issued on
 reinvestment of
 dividends................          0            0         614,567       241,486       108,971       191,490
Shares repurchased........     (5,182)      (2,009)     (2,956,848)   (1,129,115)   (1,626,151)     (591,000)
                           ----------   ----------     -----------   -----------   -----------   -----------
Net increase (decrease)
 from capital
 transactions.............    169,648      261,300      (1,119,856)     (103,347)      (71,922)      354,481
                           ==========   ==========     ===========   ===========   ===========   ===========
-------------------------------------------------------------------------------------------------------------------------------
                                    ROULSTON
                                   GOVERNMENT
                                SECURITIES FUND
-------------------------------------------------------------------------------------------------------------------------------
                               Year          Year
                               Ended        Ended
                             10/31/99      10/31/98
-------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income
 (loss)...................  $   253,985   $  231,748
Net realized gain/(loss)
 on investments...........     (118,323)      85,201
Net change in unrealized
 appreciation
 (depreciation) on
 investments..............     (226,890)     162,209
                            -----------   ----------
Increase/Decrease in net
 assets...................      (91,228)     479,158
                            -----------   ----------
DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS:
From net investment
 income...................     (253,966)    (231,782)
From net realized gains...            0            0
                            -----------   ----------
Total distributions.......     (253,966)    (231,782)
                            -----------   ----------
CAPITAL SHARE
 TRANSACTIONS:
Proceeds from shares
 sold.....................   12,015,925    2,498,395
Reinvestment of
 dividends................      234,777      225,548
Amount paid for repurchase
 of shares................   (4,224,017)  (2,325,367)
                            -----------   ----------
Net increase (decrease)
 from capital
 transactions.............    8,026,685      398,576
                            -----------   ----------
Total increase (decrease)
 in net assets............    7,681,491      645,952
NET ASSETS:
Beginning of period.......    5,056,756    4,410,804
                            -----------   ----------
End of period.............  $12,738,247   $5,056,756
                            ===========   ==========
Accumulated undistributed
 net investment income
 (loss) included in net
 assets at end of
 period...................  $       (15)  $      (34)
                            -----------   ----------
CAPITAL SHARE
 TRANSACTIONS:
Shares sold...............    1,224,142      247,860
Shares issued on
 reinvestment of
 dividends................       22,213       22,410
Shares repurchased........     (423,245)    (230,820)
                            -----------   ----------
Net increase (decrease)
 from capital
 transactions.............      823,110       39,450
                            ===========   ==========
-------------------------------------------------------------------------------------------------------------------------------



* For the period 7/1/99 (the Fund's inception) to 10/31/99.

See accompanying notes to financial statements.

ROULSTON  FUNDS

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.


                                    ROULSTON
                                    EMERGING        ROULSTON
                                     GROWTH      INTERNATIONAL
                                      FUND        EQUITY FUND                        ROULSTON GROWTH FUND
                                     Period          Period          Year        Year        Year        Year        Year
                                      Ended          Ended           Ended       Ended       Ended       Ended       Ended
                                    10/31/99*      10/31/99*       10/31/99    10/31/98    10/31/97    10/31/96    10/31/95
NET ASSET VALUE, BEGINNING OF
  PERIOD..........................   $10.00          $10.00         $ 16.45     $ 18.88     $ 15.50     $ 13.55     $ 12.27
                                     ------          ------         -------     -------     -------     -------     -------
Income from Investment Operations:
Net investment income (loss)......    (0.02)          (0.01)          (0.06)      (0.03)      (0.01)       0.02        0.04
Net realized and unrealized gain
  (loss) on investments...........     9.37            0.24           (1.03)      (1.30)       4.55        2.16        2.04
                                     ------          ------         -------     -------     -------     -------     -------
Total from investment
  operations......................     9.35            0.23           (1.09)      (1.33)       4.54        2.18        2.08
                                     ------          ------         -------     -------     -------     -------     -------
LESS DISTRIBUTIONS:
From net investment income........     0.00            0.00            0.00        0.00       (0.01)      (0.03)      (0.04)
From realized capital gains.......    (0.00)          (0.00)          (2.61)      (1.10)      (1.15)      (0.20)      (0.76)
                                     ------          ------         -------     -------     -------     -------     -------
    Total distributions...........     0.00            0.00           (2.61)      (1.10)      (1.16)      (0.23)      (0.80)
                                     ------          ------         -------     -------     -------     -------     -------
NET ASSET VALUE, END OF PERIOD....   $19.35          $10.23         $ 12.75     $ 16.45     $ 18.88     $ 15.50     $ 13.55
                                     ======          ======         =======     =======     =======     =======     =======
TOTAL RETURN......................    93.30**          2.30%**        (9.18)%     (7.73)%     31.00%      16.28%      18.17%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...   $3,284          $2,673         $36,412     $65,387     $77,017     $57,198     $49,408
Ratio of expenses to average net
  assets
    before reimbursement of
      expenses by Adviser.........    11.54%***       15.24%***        1.57%       1.43%       1.58%       1.69%       1.57%
    after reimbursement of
      expenses by Adviser.........     1.95%***        1.95%***        1.38%       1.38%       1.38%       1.38%       1.41%
Ratio of net investment income to
  average net assets
    before reimbursement of
      expenses by Adviser.........   (10.46)%***     (13.86)%***      (0.44)%     (0.18)%     (0.25)%     (0.16)%      0.14%
    after reimbursement of
      expenses by Adviser.........    (0.87)%***      (0.57)%***      (0.26)%     (0.13)%     (0.05)%      0.15%       0.29%
Portfolio turnover................    79.91**         51.26%**       121.21%      52.23%      41.16%      58.01%      46.51%


  * For the period 7/1/99 (the Fund's inception) to 10/31/99.
 ** Not annualized
*** Annualized

See accompanying notes to financial statements.

                                                  FINANCIAL HIGHLIGHTS


              ROULSTON GROWTH AND INCOME FUND                      ROULSTON GOVERNMENT SECURITIES FUND
----------------------------------------------------------------------------------------------------------------------
      Year       Year       Year       Year       Year       Year       Year       Year       Year       Year
     Ended      Ended      Ended      Ended      Ended      Ended      Ended      Ended      Ended      Ended
    10/31/99   10/31/98   10/31/97   10/31/96   10/31/95   10/31/99   10/31/98   10/31/97   10/31/96   10/31/95
----------------------------------------------------------------------------------------------------------------------
    $ 15.89    $ 17.87    $ 14.22    $ 12.29    $ 10.68    $ 10.43     $ 9.90     $ 9.75     $ 9.84     $ 9.03
    -------    -------    -------    -------    -------    -------     ------     ------     ------     ------
       0.01       0.01       0.05       0.13       0.15       0.47       0.49       0.49       0.49       0.49
      (0.08)     (0.15)      4.83       2.04       1.68      (0.69)      0.53       0.15      (0.05)      0.81
    -------    -------    -------    -------    -------    -------     ------     ------     ------     ------
      (0.07)     (0.14)      4.88       2.17       1.83      (0.22)      1.02       0.64       0.44       1.30
    -------    -------    -------    -------    -------    -------     ------     ------     ------     ------
      (0.01)      0.00      (0.09)     (0.14)     (0.12)     (0.47)     (0.49)     (0.49)     (0.53)     (0.49)
      (0.93)     (1.84)     (1.14)     (0.10)     (0.10)      0.00       0.00       0.00       0.00       0.00
    -------    -------    -------    -------    -------    -------     ------     ------     ------     ------
      (0.94)     (1.84)     (1.23)     (0.24)     (0.22)     (0.47)     (0.49)     (0.49)     (0.53)     (0.49)
    -------    -------    -------    -------    -------    -------     ------     ------     ------     ------
    $ 14.88    $ 15.89    $ 17.87    $ 14.22    $ 12.29    $  9.74     $10.43     $ 9.90     $ 9.75     $ 9.84
    =======    =======    =======    =======    =======    =======     ======     ======     ======     ======
      (1.07)%    (1.20)%    36.61%     17.77%     17.36%     (2.09)%    10.61%      6.76%      4.58%     14.76%
    $29,870    $33,047    $30,841    $23,071    $23,082    $12,738     $5,057     $4,411     $5,752     $8,647
       1.61%      1.53%      1.76%      1.83%      1.79%      2.34%      2.19%      2.70%      2.05%      2.16%
       1.48%      1.49%      1.50%      1.50%      1.50%      0.90%      0.90%      0.90%      0.90%      0.90%
      (0.29)%    (0.02)%     0.03%      0.58%      0.98%      3.38%      3.60%      3.23%      3.78%      3.89%
       0.04%      0.02%      0.29%      0.91%      1.26%      4.81%      4.89%      5.03%      4.93%      5.16%
     126.99%     40.43%     42.45%     34.02%     13.36%    837.17%     89.89%     21.01%     21.23%      1.28%
-------------------------------------------------------------------------------------------------------------------------------

ROULSTON  FUNDS



                                                                October 31, 1999


NOTE (A) SIGNIFICANT ACCOUNTING POLICIES:

Roulston Funds (the "Trust"), formerly known as Fairport Funds, is an open-end management investment company and is organized under Ohio law as a business trust under a Declaration of Trust dated September 16, 1994, as amended to date. On July 1, 1999, the Trust changed its name from Fairport Funds to Roulston Funds. The Trust currently consists of five Funds (the "Funds"): Roulston Growth Fund (the "Growth Fund"), Roulston Growth and Income Fund (the "Growth and Income Fund"), Roulston Government Securities Fund (the "Government Fund"), Roulston International Equity Fund (the "International Equity Fund") and Roulston Emerging Growth Fund (the "Emerging Growth Fund"). The Trust is registered under the Investment Company Act of 1940, as amended (the "Act"). On April 29, 1995, pursuant to an Agreement and Plan of Reorganization and Liquidation, the Growth Fund, the Growth and Income Fund and the Government Fund of the Trust (collectively, the "Acquiring Funds") acquired, in a tax free reorganization, all of the assets of each of the Roulston Midwest Growth Fund, the Roulston Growth and Income Fund and the Roulston Government Securities Fund (collectively, the "Acquired Funds") of the Advisors' Inner Circle Fund, a Massachusetts business trust, respectively, in exchange for the assumption of such Acquired Fund's liabilities and a number of full and fractional shares of the corresponding Fund of the Trust having an aggregate net asset value equal to such Acquired Fund's net assets (the "Reorganization"). The Reorganization was approved by the shareholders of the Acquired Funds on March 24, 1995. For accounting purposes, the Reorganization was accounted for in a manner similar to a pooling of interest and the financial highlights have been presented since the Acquiring Funds' inception, July 1, 1993.


The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Trust.

(1) SECURITY VALUATION: The portfolio securities of each Fund will be valued at market value. Each Fund uses one or more pricing services to provide market quotations for equity, fixed income and variable income securities. If market quotations are not available, securities will be valued by a method which the Board of Trustees believes accurately reflects fair value. Equity securities which are listed or admitted to trading on a national securities exchange or other market trading system which reports actual transaction prices on a contemporaneous basis will be valued at the last sales price on the exchange or other market system on which the security is principally traded. For fixed and variable income securities, the pricing service may use a matrix system of valuation which considers factors such as securities prices, yield features, call features, ratings and developments related to a specific security. The Trustees may deviate from the valuation provided by the pricing service whenever, in their judgment, such valuation is not indicative of the fair value of the security. Short-term investments with a maturity of 60 days or less are valued at amortized cost, which approximates market value.


(2) REPURCHASE AGREEMENTS: All Funds may enter into repurchase agreements with financial institutions deemed to be creditworthy by Roulston & Company, Inc. ("Roulston"), the Funds' investment adviser, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed-upon date and price. Securities purchased subject to repurchase agreements are deposited with the applicable Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than the repurchase price plus accrued interest at all times. If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund was delayed pending court action.

                                               NOTES TO FINANCIAL STATEMENTS

(3) FEDERAL INCOME TAXES: The Funds intend to be treated as "regulated investment companies" under Sub-chapter M of the Internal Revenue Code and to distribute substantially all of their net taxable income. Accordingly, no provisions for Federal income taxes have been made in the accompanying financial statements.

(4) INVESTMENT INCOME AND SECURITIES TRANSACTIONS: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Security transactions are accounted for on the trade date. Security gains and losses are determined on the identified cost basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

(5) DIVIDENDS AND DISTRIBUTIONS: Substantially all of the net investment income (exclusive of capital gains) of the Growth Fund, Growth and Income Fund, International Equity Fund and the Emerging Growth Fund is distributed in the form of semi-annual dividends. Net investment income (exclusive of capital gains) of the Government Fund is declared daily and distributed in the form of monthly dividends. Substantially all of the capital gains realized by a Fund, if any, will be distributed annually.

(6) DEFERRED ORGANIZATIONAL COSTS: Organizational costs of the Acquiring Funds are being amortized on a straight-line basis over five years commencing April 29, 1995. The Roulston International Equity Fund and the Roulston Emerging Growth Fund did not incur any organizational costs.


(7) FOREIGN CURRENCY TRANSLATION: The books and records of each Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities for the International Equity Fund are translated, as applicable, into U.S. dollars at the exchange rates prevailing at the end of each business day. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in net unrealized appreciation/(depreciation) on investments.


NOTE (B) RELATED PARTY TRANSACTIONS:

The Trust and Roulston have entered into an Investment Advisory Agreement (the "Agreement") dated as of January 20, 1995, as amended as of July 1, 1999. Under the terms of the Agreement, Roulston makes the investment decisions for the assets of the Funds and continuously reviews, supervises, and administers the investment program of the Funds. For its services as investment adviser, Roulston receives a fee, at an annual rate of 0.75% of the average daily net assets of each of the Growth Fund and the Growth and Income Fund up to $100 million of such assets, and 0.50% of each such Fund's assets of $100 million or more. With respect to each of the International Equity Fund and the Emerging Growth Fund, Roulston receives a fee at an annual rate of 0.75% of such Fund's average daily net assets. With respect to the Government Fund, Roulston receives a fee at an annual rate of 0.25% of the average daily net assets up to $100 million of such assets, and 0.125% of such assets of $100 million or more. Such fees are calculated daily and paid monthly.



Pursuant to Rule 12b-1 under the Act, the Trust has adopted a Distribution and Shareholder Service Plan dated January 20, 1995, as amended as of March 1, 1996 (the "Plan"), under which each Fund is authorized to pay or reimburse Roulston Research Corp. (the "Distributor"), ultimately a wholly-owned subsidiary of Roulston, a periodic amount calculated at an annual rate not to exceed 0.25% of the average daily net asset value of such Fund. Such an amount may be used by the Distributor to pay broker-dealers, banks and other institutions (a "Participating Organization") for distribution and/or shareholder service assistance pursuant to an agreement between the Distributor and the Participating Organization or for distribution assistance and/or shareholder service provided by the Distributor. Under the Plan, a Participating Organization may include the Distributor's affiliates.



Roulston has agreed with the Trust to waive its investment advisory fee and to reimburse certain other expenses of the Funds until further written notice to shareholders to the extent necessary to cause total operating expenses as a percentage of net assets of the Growth Fund, the Growth and Income Fund, the Government Fund, the International Equity Fund and the Emerging Growth Fund not to exceed 1.38%, 1.50%, 0.90%, 1.95% and 1.95%, respectively.

ROULSTON  FUNDS                                NOTES TO FINANCIAL STATEMENTS



Information regarding these transactions is as follows for the year ended October 31, 1999:


                          Emerging   International
                           Growth       Equity        Growth
                            Fund         Fund          Fund
-------------------------------------------------------------
INVESTMENT ADVISORY FEES:
Fees before fee
  waiver................  $ 3,173      $  2,291      $379,616
Fees waived.............   (3,173)       (2,291)      (94,542)

RULE 12b-1 FEES:
Fees....................    1,058           764       126,539
Other expenses
  reimbursed............  (37,422)      (38,310)           --
                          --------     --------      --------
Net fees and expenses to
  related parties.......  $(36,364)    $(37,546)     $411,613
                          ========     ========      ========
-------------------------------------------------------------



                              Growth and     Government
                              Income Fund       Fund
-------------------------------------------------------
INVESTMENT ADVISORY FEES:
Fees before fee waiver......   $292,957       $ 13,251
Fees waived.................    (52,290)       (13,251)

RULE 12b-1 FEES:
Fees........................     97,652         13,251
Other expenses reimbursed...         --        (62,573)
                               --------       --------
Net fees and expenses to
  related parties...........   $338,319       $(49,322)
                               ========       ========
-------------------------------------------------------


Certain officers and trustees of the Trust are also officers, directors and/or employees of Roulston and the Distributor. The officers and such interested trustees serve without direct compensation from the Trust.

NOTE (C) INVESTMENT TRANSACTIONS:
Purchases and sales of investment securities (excluding short-term securities) for the year ended October 31, 1999 were:

                                                 Proceeds
                                   Purchases    from Sales
                                     (000)        (000)
----------------------------------------------------------
Emerging Growth Fund.............   $3,169        $1,142
International Equity Fund........    2,991           593
Growth Fund......................   59,995        75,618
Growth and Income Fund...........   47,357        48,985
Government Fund..................   50,858        42,069
----------------------------------------------------------

NOTE (D) COVERED CALL OPTIONS WRITTEN:

As of October 31, 1999, portfolio securities valued at ($9,256) were held in escrow by the custodian in connection with the following covered call options written by the Roulston Growth Fund.



                                           Shares
    Common       Expiration   Exercise   Subject to
    Stocks          Date       Price        Call       Value
--------------------------------------------------------------
Microsoft Corp.   11/20/99     $95.00       100       $(24,375)
--------------------------------------------------------------


NOTE (E) UNREALIZED APPRECIATION AND
DEPRECIATION:
At October 31, 1999, the gross unrealized appreciation and depreciation of securities for book and Federal income tax purposes consisted of the following:


                           Gross           Gross           Net
                         Unrealized      Unrealized     Unrealized
                        Appreciation   (Depreciation)   App/(Dep)
                           (000)           (000)          (000)
------------------------------------------------------------------
Emerging Growth........    $  575         $   (60)        $  515
International Equity
  Fund.................       140             (41)            99
Growth Fund............     4,748          (1,711)         3,037
Growth and Income
  Fund.................     3,930          (2,068)         1,862
Government Fund........         8             (12)            (4)
------------------------------------------------------------------..



NOTE (F) RISKS RELATING TO FOREIGN SECURITY INVESTMENTS:


Securities in which the International Equity Fund invests may be denominated or quoted in currencies other than the U.S. Dollar. Changes in foreign currency exchange rates affect the value of the Fund's portfolio. Foreign investments involve special risks not applicable to investments in securities of U.S. issuers. Such risks include: imposition of exchange controls or currency devaluations, less extensive regulation of foreign brokers, securities markets and issuers, political, economic or social instability, less publicly available information and less liquidity in the market for such securities, different accounting standards and reporting obligations, foreign economies differ from the U.S. economy (favorably or unfavorably) in areas such as growth of gross domestic product, rates of inflation, unemployment, currency depreciation and balance of payments positions, possibility of expropriation (the taking of property or amending of property rights by a foreign government) or foreign ownership limitations, excessive or confiscatory taxation.

ROULSTON  FUNDS                                INDEPENDENT AUDITOR'S REPORT

To The Shareholders and
Trustees of Roulston Funds:


We have audited the accompanying statements of assets and liabilities of Roulston Funds (comprising, respectively, the Roulston Growth Fund, the Roulston Growth and Income Fund, the Roulston Government Securities Fund, the Roulston International Equity Fund, and the Roulston Emerging Growth Fund) including the schedules of portfolio investments, as of October 31, 1999, the related statements of operations, the statements of changes in net assets and financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Roulston Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and brokers. An audit also included assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Roulston Funds as of October 31, 1999, and the results of their operations, the changes in their net assets and their financial highlights for the periods indicated, in conformity with generally accepted accounting principles.



McCurdy & Associates CPA's, Inc.

Westlake, Ohio
November 30, 1999

LOGO

       3636 Euclid Ave., Suite 3000


       Cleveland, Ohio 44115

       1-800-332-6459

Trustees:


Thomas V. Chema


David B. Gale


Scott D. Roulston



Officers:


Scott D. Roulston, President


Kevin M. Crotty, Treasurer


Charles A. Kiraly, Secretary


Adviser:


Roulston & Company, Inc.


3636 Euclid Ave., Suite 3000


Cleveland, Ohio 44115


Distributor:


Roulston Research Corp.


3636 Euclid Ave., Suite 3000


Cleveland, Ohio 44115


Administrator & Transfer Agent:


First Data Investor Services Group, Inc.


3200 Horizon Drive


King of Prussia, Pennsylvania 19406


Legal Counsel:


Baker & Hostetler LLP


65 E. State Street


Columbus, Ohio 43215



Independent Public Accountants:


McCurdy & Associates CPA's, Inc.


27955 Clemens Road


Westlake, Ohio 44145



For information, call 1-800-332-6459


or visit us online at www.roulstonfunds.com


                                            Roulston Funds take their logo from
                                            the historic Fairport Harbor
                                            Lightouse, located on Lake Erie at
                                            the Grand River, just east of the
                                            Funds' headquarters in Cleveland,
                                            Ohio. Originally built in 1825, the
                                            Fairport Harbor Lighthouse guided
                                            ships safely in and out of the
                                            harbor for 100 years. In its early
                                            years the lightouse was considered
                                            the gateway to the Western Reserve
                                            and the vast frontiers of the
                                            Northwest Territories and beyond.
                                            Later the lightouse served as a
                                            becon and supply stop for pioneers
                                            and travelers on their way to
                                            western Great Lakes ports and
                                            beyond. The original brick structure
                                            was rebuilt in 1871 of sandstone
                                            blocks, as it remains today.



                                            This report is submitted for the
                                            general information of the
                                            shareholders of the Funds. It is not
                                            authorized for distribution to
                                            prospective investors in a Fund
                                            unless proceeded or accompanied by
                                            an effective Prospectus which
                                            includes details regarding the
                                            Fund's objectives, policies,
                                            expenses and other information.